EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Richard C. Adkerson
                             ---------------------
                                 RICHARD C. ADKERSON



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ John T. Eads
                             ---------------------
                                 JOHN T. EADS



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Robert W. Bruce III
                             ---------------------
                                 ROBERT W. BRUCE III



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


                            /s/ R. Leigh Clifford
                             ---------------------
                                R. LEIGH CLIFFORD



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Thomas B. Coleman
                             ---------------------
                                 THOMAS B. COLEMAN



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Bobby E. Cooper
                             ---------------------
                                 BOBBY E. COOPER



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ William H. Cunningham
                             ---------------------
                                 WILLIAM H. CUNNINGHAM



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Robert A. Day
                             ---------------------
                                 ROBERT A. DAY



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Leland O. Erdahl
                             ---------------------
                                 LELAND O. ERDAHL



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ William B. Harrison, Jr.
                             ----------------------------
                                 WILLIAM B. HARRISON, JR.



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Henry A. Kissinger
                             ---------------------
                                 HENRY A. KISSINGER



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Bobby Lee Lackey
                             ---------------------
                                 BOBBY LEE LACKEY



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Rene L. Latiolais
                             ---------------------
                                 RENE L. LATIOLAIS



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Gabrielle K. McDonald
                             ---------------------
                                 GABRIELLE K. MCDONALD



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ George A. Mealey
                             ---------------------
                                 GEORGE A. MEALEY



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ George Putnam
                             ---------------------
                                 GEORGE PUTNAM



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ B. M. Rankin, Jr.
                             ---------------------
                                 B. M. RANKIN, JR.



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Wolfgang F. Siegel
                             ----------------------
                                 WOLFGANG F. SIEGEL



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ Eiji Umene
                             ---------------------
                                 EIJI UMENE



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

                             /s/ J. Taylor Wharton
                             ---------------------
                                 J. TAYLOR WHARTON



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                  /s/ Ward W. Woods, Jr.
                                 WARD W. WOODS, JR.